Exhibit 99.1
UNITED STATES BANKRUTCY COURT
DISTRICT OF DELAWARE

In re:	Case No. 09-10465 (KG)
Midway Games Inc., et. al.,	Jointly Administered
Debtors	Reporting Period: 04/01/10 - 04/30/10
MONTHLY OPERATING REPORT

	Form	Document	Affidavit
REQUIRED DOCUMENTS	No.	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliations, Copies of Bank Statements and Cash Disbursements Journals	MOR-1a		X
Schedule of Professional Fees Paid	MOR-1b	X
Statements of Operations	MOR-2	X
Balance Sheets	MOR-3	X
Status of Postpetition Taxes	MOR-4		X
Summary of Unpaid Postpetition Accounts Payable	MOR-4	X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X
I declare under the penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Ryan G. O’Desky	5/27/10

Ryan G. O’Desky	Date
Chief Financial Officer and Treasurer
The Debtors are: Midway Games Inc., Midway Home Entertainment Inc., Midway Amusement Games, LLC, Midway Interactive Inc., Surreal Software Inc., Midway Studios — Austin Inc., Midway Studios — Los Angeles Inc., Midway Games West Inc., Midways Home Studios Inc., and Midway Sales Company, LLC.

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In re:	Case No. 09-10465 (KG)
Midway Games Inc., et al.,	Jointly Administered
Debtors	Reporting Period: 04/01/10 - 04/30/10
MOR-l: SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
FOR THE MONTH ENDED APRIL 30, 2010

	Midway								Midway
	Home	Midway						Midway	Studios —
	Entertainment	Amusement	Midway	Midway Games	Midway Home	Midway Sales	Surreal	Studios —	Los Angeles	Midway	Current Month
Debtor	Inc.	Games, LLC	Interactive Inc.	West Inc.	Studios Inc.	Company, LLC	Software Inc.	Austin Inc.	Inc.	Games Inc.	Total
Cash at beginning of the month	$72,400,654.07	($14,683,124.29)	($6,332.90)	($650.00)	($650.00)	($650.00)	($4,165,506.17)	$366,180.73	($4,820.71)	($16,634,619.52)	$37,270,481.21
RECEIPTS
Trade accounts receivable	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Cash held in trust	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Proceeds related to asset sales	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Other	15,933.05	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	4.03	15,937.08

Total Receipts	$15,933.05	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$4.03	$15,937.08

DISBURSEMENTS
Cost of goods sold	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	—
Payroll	275.79	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	31,814.25	32,090.04
Royalties	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	—
Sales commissions	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	—
Rent — facilities /equipment/taxes	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	1,733.34	1,733.34
Utilities	0.00	14,246.61	0.00	0.00	0.00	0.00	0.00	0.00	0.00	746.94	14,993.55
Benefits	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	—
Insurance	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
IT equipment	6,062.76	0.00	0.00	0.00	0.00	0.00	0.00	0.00	6,216.54	0.00	12,279.30
Legal	0.00	250.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	31,964.13	32,214.13
Maintenance	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	32.77	32.77
Shipping	0.00	7.89	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	7.89
Supplies	0.00	1,629.55	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	1,629.55
Consultants and contractors	0.00	25.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	25.00
Board of Directors	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Employee expense reports	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	3,764.33	3,764.33
Taxes	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Purchasing cards	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	—

Subtotal operating disbursements	6,338.55	16,159.05	0.00	0.00	0.00	0.00	0.00	0.00	6,216.54	70,055.76	98,769.90

US Trustee fees	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	13,650.00	13,650.00
Huron Consulting Group	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Blank Rome LLP	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	166,801.62	166,801.62
Ernst & Young, LLP — Midway Auditors	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	—
Dewey & LeBoeuf LLP	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	—
Milbank, Tweed, Hadley & McCloy LLP	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	82,442.90	82,442.90
Richards, Layton & Finger, P.A.	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	22,422.64	22,422.64
FTI Consulting, Inc.	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	238,855.85	238,855.85
Incentive Bonus	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Lazard Frères and Co. LLC	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
De Pardieu Brocas Maffei	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Epiq Bankruptcy Solutions	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	69,860.55	69,860.55
Kramer Levin Naftalis	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Venturity Financial Partners	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	8,269.00	8,269.00

Subtotal restructuring disbursements	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	602,302.56	602,302.56

Total Disbursements	$6,338.55	$16,159.05	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$(6,216.54)	$672,358.32	701,072.46

Receipts less disbursements	$9,594.50	($16,159.05)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$(6,216.54)	($672,354.29)	($685,135.38)

Cash at end of the month	$72,410,248.57	$(14,699,283.34)	$(6,332.90)	$(650.00)	$(650.00)	$(650.00)	$(4,165,506.17)	$366,180.73	$(11,037.25)	($17,306,973.81)	$36,585,345.83

General Notes:

1)	Cash balances may not be same as the bank statements or ledger balances as they do not reflect unavailable funds, outstanding checks and other timing differences.

2)	Disbursements reflect when the disbursement accounts are funded rather than when the item clears the bank.

3)	Timing of receipts and internal accounting can cause period-end discrepancies in respective intercompany reporting.

4)	Because there were no transfers to debtors in possession accounts or estate disbursements made by outside sources, the total disbursements line above will be used to calculate U.S. Trustee quarterly fees.

5)	U.S. Trustee quarterly fees are paid by Midway Games Inc. (MGI) on behalf of each Debtor and expenses are allocated based on fees calculated for each Debtor.
FORM MOR-l

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In re: Midway Games Inc., et al., Debtors	Case No. 09-10465 et seq. (KG) Jointly Administered Reporting Period: 04/01/10 - 04/30/10
MOR-1A: BANK RECONCILIATIONS CERTIFICATION
I, Ryan G. O’Desky, Chief Financial Officer and Treasurer of Midway Games Inc., hereby certify that, to the best of my knowledge, information, and belief, all of the Debtors’ bank account balances for the reporting period ended March 31, 2010 have been reconciled to monthly bank statements in an accurate and timely manner. The attached schedule lists each of the Debtors’ bank accounts and the book balance of the respective account as of the end of the reporting period. No bank accounts were opened or closed during the reporting period.

/s/ Ryan G. O’Desky	5/27/10
Ryan G. O’Desky	Date
Chief Financial Officer and Treasurer

FORM MOR-1A

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UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re:	Case No. 09-10465 (KG)
Midway Games Inc., et al.,	Jointly Administered
Debtors	Reporting Period: 04/01/10 - 04/30/10
MOR-1A: DEBTORS’ BANK ACCOUNTS

Debtor	Bank/Institution	Account Number	Book Balance

Midway Home Entertainment Inc.	Wells Fargo Bank N.A.	#583884	$0.00
Midway Home Entertainment Inc.	Wells Fargo Bank N.A.	#4030110425	$0.00
Midway Home Entertainment Inc.	Bank of America	#8765261617	$94,361.90
Midway Home Entertainment Inc.	Bank of America	#8666525641	$5,689.99
Midway Home Entertainment Inc.	Bank of America	#8188615313	$50,305.25
Midway Home Entertainment Inc.	Bank of America	#8188615318	$35,816,716.65

Midway Amusement Games, LLC	Bank of America	#8765763067	$133,622.85
Midway Amusement Games, LLC	Bank of America	#8666305125	$7,013.17
Midway Amusement Games, LLC	Bank of America	#8666018766	$3,292.51
Midway Amusement Games, LLC	Wells Fargo Bank N.A.	#4030010797	$0.00
Midway Amusement Games, LLC	JP Morgan	#806021788	$0.00

Surreal Software Inc.	Bank of America	#8765216044	$4,169.23

Midway Studios — Austin Inc.	Wells Fargo Bank N.A.	#561549	—
Midway Studios — Austin Inc.	Bank of America	#8765216049	$25,141.54

Midway Studios — Los Angeles Inc.	Bank of America	#8765216063	$6,106.86

Midway Games Inc.	Bank of America	#8666302112	$0.00
Midway Games Inc.	Bank of America	#8765763147	$42,890.17
Midway Games Inc.	Bank of America	#8666302112	$271,659.26
Midway Games Inc.	Bank of America	#8188615332	$50.00
The Debtors affirm that no bank accounts were opened in the period.

4 of 12

In re:	Case No. 09-10465 (KG)
Midway Games Inc., et al.,	Jointly Administered
Debtors	Reporting Period: 04/01/10 - 04/30/10
MOR-1B: SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

	Period	Amount		Check		Amount Paid		Filing to Date
Payee	Covered	Approved	Payer	Date	Number	Fees	Expenses	Fees	Expenses
Blank Rome LLP 1	01/01/10-01/31/10	$166,801.62	Midway Games Inc.	04/15/10	CHK:75086	$164,973.60	$1,828.02	$2,426,010.11	$77,931.95

Kramer Levin Naftalis 2								$232,546.50	$4,786.13

Mesirow Financial 2								$50,000.00	$0.00

Dewey & LeBoeuf LLP 3								$608,963.85	$51,366.96

Ernst & Young, LLP 4								$168,823.80	$836.00

Milbank, Tweed, Hadley & McCloy LLP 5	01/01/10-01/31/10	$82,442.90	Midway Games Inc.	04/15/10	CHK: 75087	$78,643.60	$3,799.30	$2,585,803.55	$227,166.14

Richards, Layton & Finger, P.A. 6	01/01/10-01/31/10	$7,478.81	Midway Games Inc.	04/07/10	CHK: 75081	$6,349.60	$1,128.81

	2/01/10-02/28/10	$14,944.23	Midway Games Inc.	04/28/10	CHK: 75105	$13,338.00	$1,606.23	$288,079.80	$39,070.59

FTI Consulting, Inc. 7	11/01/10-01/31/10	$193,492.88	Midway Games Inc.	04/07/10	CHK: 75080	$191,355.60	$2,137.28

	2/01/10-02/28/10	$45,362.97	Midway Games Inc.	04/28/10	CHK: 75103	$44,032.80	$1,330.17	$1,700,562.47	$23,968.32

Lazard Freres & Co. LLC 8								$2,413,862.54	$9,008.16

Huron Consulting Group 9								$94,857.40	$0.00

De Pardieu Brocas Maffei 10								$9,210.59	$0.00

Venturity Financial Partners LLC 11	2/01/10-02/28/10	$8,269.00	Midway Games Inc	04/22/10	CHK: 75101	$8,269.00	$0.00	$35,531.00	$1,252.55

						$506,962.20	$11,829.81	$10,614,251.61	$435,386.80

1	Lead bankruptcy counsel for the Debtors

2	Lead counsel and financial advisors working on behalf of Thomas Parties

3	Special counsel to the independent members of the post-petition Board of Directors of the Debtors

4	Independent auditor to the Debtors

5	Counsel to the Official Committee of Unsecured Creditors

6	Co-counsel to the Official Committee of Unsecured Creditors

7	Financial advisor to the Official Committee of Unsecured Creditors

8	Investment banker to the Debtors

9	Bankruptcy consultants to the Debtors

10	Counsel to the Official Committee of Unsecured Creditors

11	Accounting services provider to the Debtors
FORM MOR-1B

5 of 12

In re:	Case No. 09-10465 (KG)
Midway Games Inc., et al.,	Jointly Administered
Debtors	Reporting Period: 4/01/10 to 4/31/10
MOR-2: STATEMENTS OF OPERATIONS
FOR THE MONTH ENDED APRIL 30, 2010

		Midway	Midway
	Midway Home	Amusement	Interactive	Midway Games	Midway Home	Midway Sales	Surreal Software	Midway Studios —	Midway Studios —
	Entertainment, Inc.	Games, LLC	Inc.	West Inc.	Studios Inc.	Company, LLC	Inc.	Austin Inc.	Los Angeles Inc.	Midway Games Inc.	Adjustments and
Case number for individual Debtors	09-10467	09-10466	09-10468	09-10472	09-10473	09-10474	09-10469	09-10470	09-10471	09-10465	Allocations (1)	Total of All Debtors

REVENUES
Gross sales	$—	$(19.00)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$(19.00)
Royalty and other revenue	352.00	—	—	—	—	—	—	—	—	—	—	352.00
Allowances	—	—	—	—	—	—	—	—	—	—	—	—

Net revenues	352.00	(19.00)	—	—	—	—	—	—	—	—	—	333.00
COST OF GOODS SOLD
Product costs and distribution	—	—	—	—	—	—	—	—	—	—	—	—
Royalties	—	—	—	—	—	—	—	—	—	—	—	—
Product development costs	—	—	—	—	—	—	—	—	—	—	—	—

Total cost of goods sold	—	—	—	—	—	—	—	—	—	—	—	—

Gross profit	352.00	(19.00)	—	—	—	—	—	—	—	—	—	333.00
OPERATING EXPENSES
Rent expense	—	—	—	—	—	—	—	—	—	1,200.00	—	1,200.00
Insurance	(5,798.00)	—	—	—	—	—	—	—	—	—	—	(5,798.00)
Payroll and benefits	—	—	—	—	—	—	—	—	—	14,265.06	—	14,265.06
All other administrative	4,672.68	16,243.77	—	—	—	—	—	—	—	108,287.28	—	129,203.73

Total operating expenses	(1,125.32)	16,243.77	—	—	—	—	—	—	—	123,752.34	—	138,870.79
Net Profit (Loss) Before Other Income & Expenses	1,477.32	(16,262.77)	—	—	—	—	—	—	—	(123,752.34)	—	(138,537.79)
OTHER INCOME AND EXPENSES
Interest income	(7,362.27)	—	—	—	—	—	—	—	—	(4.03)	—	(7,366.30)
Interest expense	—	—	—	—	—	—	—	—	—	—	—	—
Other (income) and expense, net (4)	(131.89)	—	—	—	—	—	—	—	—	—	—	(131.89)

Income (loss) before reorganization items	8,971.48	(16,262.77)		—	—	—	—	—	—	(123,748.31)	—	(131,039.60)
REORGANIZATION ITEMS
Professional fees (2)	—	—	—	—	—	—	—	—	—	395,134.97	—	395,134.97
U.S. Trustee quarterly fees (3)	—	—	—	—	—	—	—	—	—	—	—	—

Total reorganization expenses	—	—	—	—	—	—	—	—	—	395,134.97	—	395,134.97
Provision for income taxes	—	—	—	—	—	—	—	—	—	—	—	—

Net income (loss)	$8,971.48	$(16,262.77)	$—	$—	$—	$—	$—	$—	$—	$(518,883.28)	$—	$(526,174.57)

NOTES:
GENERAL — In the ordinary course of business, individual Debtors may make payments to third parties on behalf of other Debtor entities. When this occurs, receivable and payable amounts are recorded at the paying and receiving entities, respectively, for the value of each such payment made. Amounts owed by Debtor entities to other Midway Games Inc. (MGI) subsidiaries are repaid in accordance with company policy. For example, all payroll-related payments are made to employees through Midway Home Entertainment Inc. (MHE) and the related expenses are reported by each employee’s legal entity; each legal entity with employees incurs a liability to MHE for the amounts paid. Also, no Insider Compensation expenses outside of the normal course of business were incurred during the period presented.

(1)	In performing the accounting for its day-to-day operations, MGI and its Debtor and non-Debtor affiliates had previously allocated common expenses among MGI subsidiaries and capitalized qualifying product development expenses in accordance with U.S. generally accepted accounting principles (GAAP). As a result of the reduced amount of these common expenses and the discontinuation of the capitalization of product development expenses, no amounts were reported in the Adjustments and Allocations column for April 2010.

(2)	Professional Fees, which are paid by MGI, are recorded as expense when incurred. All of these fees represent accruals and have not been paid as of April 30, 2010. No allocation of the benefits of such fees has been made to any other Debtor or non-Debtor entities. In addition to the amounts reported in this line item, $2,413,078 in fees have either been submitted to the Bankruptcy Court for approval or have been approved by the Bankruptcy Court but payment had not yet been made as of April 30, 2010.

(3)	U.S. Trustee Quarterly Fees are estimated for the period April 2010.

(4)	$43.9K is a return of Restricted Cash from Wells Fargo not previously recorded on Balance Sheet
FORM MOR-2

6 of 12

In re:	Case No. 09-10465(KG)
Midway Games Inc., et al.,	Jointly Administered
Debtors	Reporting Period: 4/1/10 to 4/30/10
MOR-3: BALANCE SHEETS
April 30, 2010

	Midway Home	Midway Amusement	Midway Interactive	Midway Games	Midway Home	Midway Sales
	Entertainment Inc.	Games, LLC	Inc.	West Inc.	Studios Inc.	Company, LLC
Case number for individual Debtors	09-10467	09-10466	09-10468	09-10472	09-10473	09-10474

ASSETS
CURRENT ASSETS
Cash and cash equivalents	$35,967,073.79	$143,928.53	$—	$—	$—	$—
Restricted cash	—	—	—	—	—	—
Receivables, gross	409,666.00	67,831.98	—	—	—	—
Allowances	(409,666.00)	(67,831.98)	—	—	—	—

Receivables, net	—	—	—	—	—	—
Inventories	—	—	—	—	—	—
Prepaid expenses and other current assets	13,647.00	13,327.48	—	—	—	—

TOTAL CURRENT ASSETS	35,980,720.79	157,256.01	—	—	—	—

Property and equipment, net (2)	—	—	—	—	—	—
Investment in subsidiaries (3)	—	—	29,265,000.00	(29,265,000.00)	—	—
Due from Debtors	242,615,442.75	310,078,384.68	430,000.00	32,428,938.86	—	—
Due from non-Debtor MGI subsidiaries	195,040.77	—	—	—	—	—

TOTAL ASSETS	$278,791,204.31	$310,235,640.69	$29,695,000.00	$3,163,938.86	$—	$—

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)

LIABILITIES NOT SUBJECT TO COMPROMISE (Post-petition)
Amounts due to Insiders (4)	—	—	—	—	—	—
Accounts payable	1,190,114.41	88,773.83	—	—	—	—
Accrued compensation and related benefits (5)	25,023.90	(98,858.26)	—	—	—	—
Accrued royalties	168,188.75	—	—	—	—	—
Accrued selling and marketing	1,355.35	—	—	—	—	—
Deferred revenue	—	—	—	—	—	—
Current portion of long-term debt	—	—	—	—	—	—
Convertible senior notes, less unamotized discount	—	—	—	—	—	—
Other accrued liabilities	403,751.20	(340,543.66)	—	—	—	—

TOTAL POST-PETITION LIABILITIES	1,788,433.61	(350,628.09)	—	—	—	—
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition) (6)
Secured liabilities	$1,086.71	$—	$—	$—	$—	$—
Priority liabilities	409,119.25	868,739.94	—	—	—	—
Non-priority liabilities	245,794,138.85	564,106,878.04	22,957,000.00	48,011,629.43	—	—

TOTAL PRE-PETITION LIABILITIES	246,204,344.81	564,975,617.98	22,957,000.00	48,011,629.43	—	—

Due to Debtors	12,579,843.66	21,878,483.35	—	—	—	—
Due to non-Debtor MGI subsidiaries	—	—	—	—	—	—
Deferred income taxes	13,012,498.00	—	—	—	—	—

STOCKHOLDERS’ EQUITY (DEFICIT)
Common stock	1,000.00	—	—	—	—	—
Additional paid-in capital	1,704,243.52	—	2,750,000.00	(186,000.00)	—	—
Retained earnings (accumulated deficit)	3,500,840.71	(276,267,832.55)	3,988,000.00	(44,661,690.57)	—	—
Postpetition contributions (distributions) (draws) (5)	—	—	—	—	—	—
Treasury stock	—	—	—	—	—	—

TOTAL STOCKHOLDERS’ EQUITY (DEFICIT)	5,206,084.23	(276,267,832.55)	6,738,000.00	(44,847,690.57)	—	—

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)	$278,791,204.31	$310,235,640.69	$29,695,000.00	$3,163,938.86	$—	$—

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In re:	Case No. 09-10465(KG)
Midway Games Inc., et al.,	Jointly Administered
Debtors	Reporting Period: 4/01/10 to 4/30/10
MOR-3: BALANCE SHEETS (continued)
April 30, 2010

		Midway Studios —	Midway Studios —	Midway Games
	Surreal Software Inc.	Austin Inc.	Los Angeles Inc.	Inc.
Case number for individual Debtors	09-10469	09-10470	09-10471	09-10465	Total of All Debtors (1)

ASSETS
CURRENT ASSETS
Cash and cash equivalents	$4,169.23	$25,141.54	$6,106.86	$314,599.43	$36,461,019.38
Restricted cash	—	—	—	—	—
Receivables, gross	—	—	—	—	477,497.98
Allowances	—	—	—	—	(477,497.98)

Receivables, net	—	—	—	—	—
Inventories	—	—	—	—	—
Prepaid expenses and other current assets	—	—	—	1,200.00	28,174.48

TOTAL CURRENT ASSETS	4,169.23	25,141.54	6,106.86	315,799.43	36,489,193.86

Property and equipment, net (2)	—	—	—	—	—
Investment in subsidiaries (3)	—	—	—	21,472,773.11	21,472,773.11
Due from Debtors	—	253,368.44	156,098.20	659,608,867.41	1,245,571,100.34
Due from non-Debtor MGI subsidiaries	—	—	—	3,798,333.69	3,993,374.46

TOTAL ASSETS	$4,169.23	$278,509.98	$162,205.06	$685,195,773.64	$1,307,526,441.77

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)

LIABILITIES NOT SUBJECT TO COMPROMISE (Post-petition)
Amounts due to Insiders (4)	—	—	—	—	—
Accounts payable	10,980.05	68,979.39	(2,906.34)	137,062.48	1,493,003.82
Accrued compensation and related benefits (5)	11,216.52	(30,601.51)	(5,894.61)	7,057.62	(92,056.34)
Accrued royalties	—	—	—	—	168,188.75
Accrued selling and marketing	—	—	—	—	1,355.35
Deferred revenue	—	—	—	—	—
Current portion of long-term debt	—	—	—	—	—
Convertible senior notes, less unamortized discount	—	—	—	—	—
Other accrued liabilities	(16,103.22)	113,621.75	11,871.31	1,542,933.10	1,715,530.48

TOTAL POST-PETITION LIABILITIES	6,093.35	151,999.63	3,070.36	1,687,053.20	3,286,022.06

LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition) (6)
Secured liabilities	$—	$4,029.62	$—	$—	$5,116.33
Priority liabilities	172,202.55	47,932.43	4,884.62	228,056.03	1,730,934.82
Non-priority liabilities	49,191,595,71	64,740,369.34	30,531,064.78	338,089,036.87	1,363,421,713.02

TOTAL PRE-PETITION LIABILITIES	49,363,798.26	64,792,331.39	30,535,949.40	338,317,092.90	1,365,157,764.17

Due to Debtors	3,714,858.98	725,934.94	42,792.16	44,800,284.33	83,742,197.42
Due to non-Debtor MGI subsidiaries	—	—	—	—	—
Deferred income taxes	—	—	—	—	13,012,498.00

STOCKHOLDERS EQUITY (DEFICIT)
Common stock	—	—	—	935,403.55	936,403.55
Additional paid-in capital	4,187,009.00	2,575,167.27	3,594,163.08	522,497,846.03	537,122,428.90
Retanined earnings (accumulated deficit)	(57,267,590.36)	(67,966,923.25)	(34,013,769.94)	(213,258,871.60)	(685,947,837.56)
Postpetition contributions (distributions) (draws) (5)	—	—	—	—	—
Treasury stock	—	—	—	(9,783,034.77)	(9,783,034.77)

TOTAL STOCKHOLDERS’ EQUITY (DEFICIT)	(53,080,581.36)	(65,391,755.98)	(30,419,606.86)	300,391,343.21	(157,672,039.88)

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT	$4,169.23	$278,509.98	$162,205.06	$685,195,773.64	$1,307,526,441.77

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In re:	Case No. 09-10465(KG)
Midway Games Inc., et al.,	Jointly Administered
Debtors	Reporting Period: 4/1/10 to 4/30/10
MOR-3: BALANCE SHEETS

NOTES:

GENERAL — In the ordinary course of business, individual Debtors may make payments to third parties on behalf of other Debtor entities. When this occurs, receivable and payable amounts are recorded at the paying and receiving entities, respectively, for the value of each such payment made. Amounts owed by Debtor entities to other Midway Games Inc. (MGI) subsidiaries are repaid in accordance with company policy. For example, all payroll-related payments are made to employees through Midway Home Entertainment Inc. (MHE) and the related employee’s legal entity, each legal entity with employees incurs a liability to MHE for the amounts paid.

(1)	Each individual entity’s balances are presented in their respective columns; this “Total of All Debtors” column is provided to show the balances of the combined Debtor entities as a whole for information purposes only.

(2)	As a result of the sales of assets to WBEI and THQ Inc., the remaining fixed assets of the Debtors except for those being used at its corporate offices (recorded at MGI) were determined to have a value of zero; therefore, these balances have been written down to zero.

(3)	Investment in subsidiaries represent amounts invested by certain MGI subsidiaries in other MGI subsidiaries. Negative amounts are reported in this line item by the investee subsidiary to represent the amounts invested in that subsidiary.

(4)	Insiders are defined as directors and officers of any Debtor entities or non-Debtor MGI subsidiaries. There were no amounts due to Insiders outside of the normal course of business as of April 30, 2010.

(5)	Accrued compensation and related benefits exclude amounts owed as of the petition date for paid time off, severance, relocation and supplemental insurance; these amounts are included in the Pre-petition Liabilities section. Certain amounts have been paid post-petition related to these pre-petition amounts owed. The accruals for paid time off fluctuate based on employees’ usage of paid time off earned. Similarly, the liability for paid time off for MGI employees is recorded by Midway Amusement Games, LLC (MAG), but is reported as a pre-petition liability by MGI. In both of these instances, accrued compensation and related benefits reported by the Debtor entities that incurred the liability have been reduced by these amounts. The accrued compensation and benefits amounts owed to employees who were hired by WBEI and THQ Inc. in connection with those asset sales have been removed from the books as these amounts are now the responsibility of the purchasers.

(6)	Pre-petition liabilities as of the current balance sheet date include post-petition amounts paid or applied, pursuant to Bankruptcy Court orders, to claims previously reported as of the petition date in the Schedules of Assets and Liabilities.

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In re:	Case No. 09-10465 et seq. (KG)
Midway Games Inc., et al.,	Jointly Administered
Debtors	Reporting Period: 04/01/10 - 04/30/10
MOR-4: DECLARATION REGARDING THE STATUS OF POSTPETITION TAXES
FOR THE REPORTING PERIOD ENDED APRIL 30, 2010
Ryan G. O’Desky hereby declares and states:
1. I am Chief Financial Officer and Treasurer for Midway Games Inc. and its affiliated debtors and debtors in possession (the “Debtors”) in Case No. 09-10465 et seq. (KG) (Jointly Administered). I am familiar with the Debtors’ day-to-day operations, business affairs and books and records.
2. All statements in this Declaration are based on personal knowledge, review of the relevant documents, discussions with other employees of the Debtors, or my opinion based upon my experience and knowledge of the Debtors’ operations and financial condition. I am authorized to submit this Declaration on behalf of the Debtors.
3. To the best of my knowledge, information, and belief, during the reporting period the Debtors filed all necessary federal, state, and local tax returns, with the exception of the 2009 franchise tax annual report for the state of Delaware, and made all required and undisputed postpetition tax payments in connection therewith on a timely basis or, the Debtors have promptly addressed any late tax filings (and made any corresponding payments) that may have been missed during the reporting period due to unintentional oversight.1

5/27/10	/s/ Ryan G. O’Desky

Date	Ryan G. O’Desky
Chicago, Illinois	Chief Financial Officer and Treasurer

[1]	The Debtors use Paychoice, a third party payroll processor, for the remittance of payroll taxes. Paychoice is responsible for remitting both the employee and employer portion of payroll tax liabilities to the appropriate jurisdictions. Moreover, by first day orders entered by the Court on February 13, 2009, the Debtors received authority to pay certain prepetition payroll and “trust fund” taxes.
FORM MOR-4

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In re:	Case No. 09-10465 (KG)
Midway Games Inc., et al.,	Jointly Administered
Debtors	Reporting Period: 04/01/10 - 04/30/10
MOR-4: SUMMARY OF UNPAID POSTPETITION ACCOUNTS PAYABLE

	Number of Days Past Due
	Current	1-30	31-60	61-90	over 90	Total
Accounts Payable	$767.91	$18,716.38	$0.00	$0.00	$146,686.37	$166,170.66
Professional Fees 1	$0.00	$77,314.25	$90,227.30	$29,234.55	$94,553.95	$291,330.05

Total Postpetition Accounts Payable	$767.91	$96,030.63	$90,227.30	$29,234.55	$241,240.32	$457,500.71

Notes
The postpetition accounts payable reported represents open and outstanding trade vendor invoices that have been entered into the Debtors’ accounts payable system during the period that the Debtors intend to pay in accordance with the various orders of the Bankruptcy Court. This summary does not include any accruals for invoices not yet received or approved which may be included in accounts payable on the balance sheet.

1)	Includes $54,830.45 to Milbank, Tweed, Hadley, & McCloy; $10,791.20 to Richards, Layton, & Finger; $100,634.20 to Blank Rome LLP; $58,847.10 to FTI Consulting; $8,882.75 to Venturity Financial Partners, $35,000.00 to FD-Ashton Partners, and $22,344.35 to Huron Consulting for Restructuring Professional Fees not included on MOR-lb because the Debtors were not yet authorized to pay these amounts.
FORM MOR-4

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In re:
Midway Games Inc., et. al.,	Case No. 09-10465 (KG)
Debtors	Jointly Administered
Reporting Period: 04/01/10 - 04/30/10
MOR-5: ACCOUNTS RECEIVABLE RECONCILATION AND AGING

ACCOUNTS RECEIVABLE RECONCILATION	Amount
Total trade accounts receivable at the beginning of the reporting period	$409,666.00
+ Amounts billed during the period	—
- Amounts collected and adjusted during the period	$0.00
Total trade accounts receivable at the end of the reporting period	$409,666.00

ACCOUNTS RECEIVABLE AGING	Amount
0 - 30 days old	$0.00
31 - 60 days old	0.00
61- 90 days old	—
90 + days old	$409,666.00
Total trade accounts receivable	$409,666.00
Royalty receivables	67,831.98
Other receivables	—
Allowance for doubtful accounts	(477,497.98)
Net receivables	$0.00

General Notes

1)	All trade accounts receivable and related allowances are reported at Midway Home Entertainment Inc.

2)	Trade accounts receivable are aged from invoice date based on individual customer credit terms.

3)	Royalty receivables are not aged and are reported at Midway Amusement Games, LLC.

4)	Receivable allowances are not aged.

5)	All trade accounts receivable from customers with invoiced amounts outstanding, net of discounts and allowances, were sold to Warner Bros. Entertainment Inc. on July 10, 2009. The remaining trade accounts receivable amounts relate to customers for which only credit memos and/or outstanding price protection remained that had not been previously applied to invoices.

All customer credits were moved to current liabilities in October 2009.
MOR-5: DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside of the normal course of business this reporting period? If yes, provide an explanation below.		X

2.	Have any funds been disbursed from any other account than a debtor in possession account this reporting period? If yes, provide an explanation below.		X

3.	Have all post petition tax returns been timely filed? If no, provide an explanation below.		X — see (1) below

4.	Are workers compensation, general liability, and other necessary insurance coverages in effect? If no, provide an explanation below.	X

5.
Has any bank account been opened during the period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to Delaware Local Rule 4001-3.
X

(1)	To the best of my knowledge, information, and belief, during the reporting period the Debtors filed all necessary federal, state, and local tax returns, with the exception of the 2009 franchise tax annual report for the state of Delaware, and made all required and undisputed postpetition tax payments in connection therewith on a timely basis or, the Debtors have promptly addressed any late tax filings (and made any corresponding payments) that may have been missed during the reporting period due to unintentional oversight.
FORM MOR-5

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